UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Small Cap Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon International Small Cap Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Small Cap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Small Cap Fund’s (formerly Dreyfus International Small Cap Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 03, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio managers Mark A. Bogar, James A. Lydotes, and Andrew Leger of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon International Small Cap Fund’s (formerly Dreyfus International Small Cap Fund) Class A shares produced a total return of 3.83%, Class C shares returned 3.45%, Class I shares returned 3.97%, and Class Y shares returned 3.93%.1 In comparison, the fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index (the “Index”), produced a total return of 5.31% for the same period.2

International small-cap stocks gained ground over the reporting period, amid stable corporate earnings and steady global economic conditions. The fund underperformed the Index, largely due to unfortunate stock selections in Sweden, Australia, and South Korea.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-cap foreign companies. The fund considers foreign companies to be those companies organized or with their principal place of business, or majority of assets or business, in countries represented in the Index. The fund considers small-cap companies to be those companies with total market capitalizations that fall within the range of the capitalizations of the companies that comprise the Index.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The fund’s portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional fundamental analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the Index and use the sector weightings of the Index as a guide, but the fund’s country and sector weightings may vary from those of the Index.

The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Rebound as the Federal Reserve Shifts Interest-Rate Stance

Developed international markets declined early in the reporting period as investors became concerned about tightening U.S. monetary policy and the possibility of slowing global economic growth. But a shift in the stance of the Federal Reserve on interest-rate increases led to a rebound in stocks that continued into the first four months of 2019.

Markets also received support from leading economic indicators, which strengthened early in 2019 in certain developed markets. In the eurozone, equities benefited from first-quarter gross domestic product, which came in stronger than expected.

In Asia, South Korea led the way, rebounding after a weak fourth-quarter performance. Australia was also among the leaders on strengthening expectations of demand for

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

commodities, while Japan lagged. Eurozone equity markets were generally positive, with Italy and the Netherlands among the leaders, while the UK benefited from a better-than-expected economy and relief that a “hard Brexit” was off the table.

Favorable Stock Selections Supported Fund Performance

The fund’s performance versus the Index was driven, in part by challenged stock selection in Sweden, Australia, and South Korea. In Sweden, a position in Kindred Group, an online gambling firm, was hurt by new regulations, which cut into revenues. The fund’s holding of Swedish Orphan Biovitrum, a biotechnology firm, also detracted from performance, as the company missed on first-quarter earnings expectations. In Australia, Challenger, an asset manager, announced that it expected earnings in 2019 to decline as assets under management fell below expectations. In South Korea, the fund’s position in Hyundai Mipo Dockyard, a shipbuilder, detracted from performance; although the industry posted strong returns, this position hindered results due to the timing of the purchase. A position in CJ E&M, a South Korean diversified media company, also dragged on performance, as the company posted a slight miss in earnings in the third quarter of 2018.

On a more positive note, the fund’s relative performance was boosted to a degree by holdings in Canada, Germany, and Singapore. In Canada, Parex Resources, an energy exploration and production company, posted gains on rising oil prices, while Air Canada rose on more favorable pricing and the completion of the company’s capital-spending program. In Germany, Ströer SE & Co., an outdoor advertising company, performed well on strong earnings for the fourth quarter of 2018 and for the full year. Rheinmetall, a German automotive components supplier and defense contractor, benefited from the economic recovery in China and from strong defense spending. In Singapore, Mapletree Logistics Trust, a real estate investment trust, gained on continued success with its asset sale and redevelopment strategy as well as its expansion into emerging markets.

From a sector perspective, the health care and industrials sectors hindered performance, while the communication services and utilities sectors contributed positively. In health care, in addition to Swedish Orphan Biovitrum, UK pharmaceutical company Indivior declined as the group was charged with fraudulent selling practices in the U.S. related to a prior opioid addiction product. We sold the position during the period. In the industrials sector, IHI, a Japanese machinery company, declined as regulators uncovered improper inspections of engines for civil aircraft. A staffing company, en-japan, also detracted from performance, as it experienced growing competition and posted a weak performance in the fourth quarter of 2018.

In communication services, Entertainment One, a Canadian media company, gained on the strength of its Peppa Pig franchise, while in Spain, Acciona, an electric utility, gained from lower interest expenses and as markets experienced a flight to safety. Also in utilities, Italgas, an Italian gas company, advanced, as regulators approved a rate increase during the period.

Positive Global Trends Remain in Place

With the Federal Reserve backing away from its hawkish stance on interest rates and with leading economic indicators bottoming earlier this year in Europe, we believe that underlying economic fundamentals remain positive throughout most of the developed world. Apparent progress on the trade deal front with China from earlier in the year has seemingly evaporated in recent weeks as trade-war rhetoric has escalated and the U.S. approved a bump-up in tariffs from 10% to 25% on a wide range of Chinese imports. That said, it remains in both parties’ longer-term interest to solidify an agreement, so we expect ongoing discussions over the next several months. We believe central banks will remain accommodative and that a trade agreement of some kind should be reached between the U.S. and China later this year. Against a backdrop of firm global growth, strong regional employment trends and modestly improving economic indicators, international stocks appear poised for stronger performance trends over the next 12 months. Valuations remain more attractive than those in the U.S.

As of the reporting period’s end, we have found attractively valued investments in a variety of markets and industry groups. We have increased our overweight to the communication services sector and increased our underweight to the materials sector. We have also changed our underweight to Japan to an overweight, and we have shifted our overweight of Sweden to an underweight.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Small Cap Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.08	$10.85	$5.82	$5.51
Ending value (after expenses)	$1,038.30	$1,034.50	$1,039.70	$1,039.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.00	$10.74	$5.76	$5.46
Ending value (after expenses)	$1,017.85	$1,014.13	$1,019.09	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.09% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.1%
Australia - 7.8%
Ansell	146,577		2,789,895
Beach Energy	4,386,175		6,586,033
Challenger	516,932		2,995,460
Charter Hall Retail	752,368		2,466,275
Evolution Mining	1,973,878		4,438,838
IOOF Holdings	1,533,251		7,014,816
Link Administration Holdings	473,745		2,538,146
OceanaGold	843,120		2,366,299
oOh!media	1,272,019		3,380,596
Shopping Centres Australasia Property Group	1,349,575		2,435,540
Smartgroup	475,507		2,842,569
Webjet	437,840		5,203,929
Western Areas	2,368,340	[a]	3,773,209
			48,831,605
Belgium - 1.2%
Galapagos	65,483	[a]	7,495,137
Bermuda - .4%
Golar Lng	118,123		2,308,123
Canada - 6.2%
Aecon Group	251,001		3,587,870
Air Canada	257,092	[a]	6,171,590
Aritzia	274,417	[a]	3,979,938
Centerra Gold	904,285	[a]	4,603,436
Cogeco Communications	53,484		3,551,893
Entertainment One	1,356,221	[a]	8,428,729
Interfor	223,930	[a]	2,791,394
Parex Resources	346,509	[a]	5,902,318
			39,017,168
Denmark - 1.8%
DFDS	74,133		3,517,149
GN Store Nord	56,548		2,894,386
Royal Unibrew	68,188		4,886,450
			11,297,985
Finland - .3%
Metsa Board	341,322		1,904,946
France - 7.0%
Covivio	60,760		6,576,322
Edenred	145,699		6,865,106
Eiffage	68,013		7,101,983
Korian	80,857		3,252,115

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
France - 7.0% (continued)
Maisons du Monde	176,037	[a,b]	3,786,959
Nexity	115,602		5,404,196
Plastic Omnium	134,917		4,084,205
Teleperformance	37,273		7,161,264
			44,232,150
Georgia - .7%
Bank of Georgia Group	188,373		4,222,524
Germany - 4.8%
MorphoSys	32,785	[a]	3,250,614
Rheinmetall	48,801		5,599,411
Siltronic	38,365		3,759,117
Sixt	33,011		3,674,745
Stroeer SE & Co.	122,744		8,294,598
Talanx	140,155		5,599,387
			30,177,872
Hong Kong - .8%
Melco International Development	2,163,000		5,304,931
Ireland - 1.5%
Icon	46,106	[a]	6,297,157
UDG Healthcare	382,891		3,280,334
			9,577,491
Isle Of Man - .6%
GVC Holdings	433,170		3,687,365
Italy - 4.9%
ANIMA Holding	1,418,447	[b]	5,641,438
Italgas	1,344,481		8,384,313
Maire Tecnimont	1,303,019		4,650,385
Societa Iniziative Autostradali e Servizi	259,484		4,266,606
Unipol Gruppo	1,491,517		7,588,208
			30,530,950
Japan - 25.7%
Amano	163,600		4,245,381
Anritsu	142,800		2,492,072
Azbil	128,300		3,072,379
Dip	177,800		2,714,661
DTS	128,700		4,554,023
en-japan	229,000		7,404,081
Fancl	171,200		5,073,066
FCC	201,900		4,153,862
GLP J-Reit	4,155		4,474,657
IHI	188,000		4,470,562
Invincible Investment	12,415		6,282,316
Itochu Techno-Solutions	117,900		2,880,586

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Japan - 25.7% (continued)
Japan Aviation Electronics Industry	201,000		3,251,723
Japan Hotel REIT Investment	9,005		7,339,549
Jeol	131,000		2,641,300
Kamigumi	118,500		2,821,785
Kanamoto	191,700		4,530,721
Makino Milling Machine	101,200		4,262,713
Matsumotokiyoshi Holdings	227,200		7,457,336
Modec	242,200		7,441,675
Nichirei	193,500		4,450,744
Nippon Shokubai	68,900		4,763,711
Paltac	123,000		6,748,226
Rengo	604,400		5,314,760
Rohto Pharmaceutical	190,800		5,337,287
Round One	444,400		5,962,093
Sawai Pharmaceutical	83,200		4,452,552
Seino Holdings	312,300		4,231,379
TechnoPro Holdings	60,300		3,616,946
TIS	65,300		2,978,490
Tokai Carbon	246,700		2,850,898
Tomy	299,500		3,194,841
Toyo Tire	216,500		2,525,338
Wacom	966,900		3,902,247
Yamato Kogyo	171,600		4,737,988
Zeon	533,000		5,183,518
			161,815,466
Luxembourg - 1.0%
Eurofins Scientific	5,590	[a]	2,558,056
Stabilus	64,141		3,572,568
			6,130,624
Malta - 1.0%
Kindred Group, SDR	742,716		6,475,299
Netherlands - 3.3%
AMG Advanced Metallurgical Group	112,475		3,408,626
Euronext	119,620	[b]	8,311,571
Signify	190,064	[b]	5,698,189
TKH Group	63,178		3,395,633
			20,814,019
Norway - 2.3%
Evry	938,554	[b]	3,486,622
Leroy Seafood Group	521,826		3,770,597
Norway Royal Salmon	109,812		2,373,811
Storebrand	576,670		4,866,047
			14,497,077

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Singapore - 2.5%
IGG	2,139,000		2,715,740
Mapletree Industrial Trust	3,709,900		5,618,994
Mapletree Logistics Trust	6,602,840		7,184,915
			15,519,649
South Korea - 1.6%
CJ ENM	15,159		2,840,650
Dentium	37,318		2,277,767
DGB Financial Group	388,788		2,802,376
Hyundai Mipo Dockyard	50,537		2,431,348
			10,352,141
Spain - 2.0%
Acciona	31,463		3,645,343
Almirall	155,614	[a]	2,506,346
Euskaltel	682,777	[b]	6,417,427
			12,569,116
Sweden - 1.4%
SSAB, CI. A	687,504		2,593,754
Swedish Orphan Biovitrum	335,139	[a]	6,104,889
			8,698,643
Switzerland - 3.9%
Baloise Holding	28,279		4,845,688
Ferrexpo	815,132		2,203,458
Julius Baer Group	89,642		4,321,326
Landis+Gyr Group	34,674	[a]	2,419,472
OC Oerlikon	525,695		6,861,714
Swissquote Group Holding	107,516		4,195,335
			24,846,993
United Kingdom - 12.7%
Auto Trader Group	710,418	[b]	5,237,781
Avast	1,331,999	[b]	5,262,888
B&M European Value Retail	1,083,039		5,571,456
BBA Aviation	877,264		3,111,550
Britvic	809,881		9,647,335
Cairn Energy	1,842,257	[a]	4,112,743
Cineworld Group	1,824,745		7,566,707
Halma	265,982		6,241,395
Meggitt	667,360		4,737,572
NewRiver	826,627		2,473,830
Pagegroup	532,090		3,732,888
Rotork	1,060,980		4,315,192
Severn Trent	405,802		10,773,816
Spectris	201,569		7,223,007
			80,008,160

Description		Shares		Value ($)
Common Stocks - 96.1% (continued)
United States - .7%
Nexteer Automotive Group		2,957,000		4,628,794
Total Common Stocks (cost $565,771,003)				604,944,228

Exchange-Traded Funds - .9%
United States - .9%
iShares MSCI EAFE Small-Cap ETF (cost $5,270,459)		97,823		5,801,882
	Preferred Dividend Yield (%)
Preferred Stocks - .9%
Germany - .9%
Sartorius (cost $4,470,204)	.36	30,581		5,597,703
		Number of Rights
Rights - .0%
United States - .0%
Pan American Silver (cost $143,881)		625,569	[c]	156,392
	1-Day Yield (%)	Shares
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,894,083)	2.45	5,894,083	[d]	5,894,083
Total Investments (cost $581,549,630)		98.9%		622,394,288
Cash and Receivables (Net)		1.1%		6,928,710
Net Assets		100.0%		629,322,998

ETF—Exchange-Traded Fund

SDR—Swedish Depository Receipts

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $43,842,875 or 6.97% of net assets.

c The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At April 30, 2019, the value of this security amounted to $156,392 or .02% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.4
Materials	8.1
Real Estate	8.0
Media & Entertainment	6.7
Pharmaceuticals Biotechnology & Life Sciences	6.0
Technology Hardware & Equipment	5.2
Diversified Financials	5.2
Commercial & Professional Services	5.0
Transportation	4.4
Energy	4.2
Food, Beverage & Tobacco	4.0
Retailing	3.8
Insurance	3.6
Utilities	3.6
Health Care Equipment & Services	3.6
Software & Services	3.5
Consumer Services	3.4
Automobiles & Components	2.5
Food & Staples Retailing	1.2
Consumer Durables & Apparel	1.2
Banks	1.1
Telecommunication Services	1.0
Investment Companies	.9
Registered Investment Companies	.9
Household & Personal Products	.8
Semiconductors & Semiconductor Equipment	.6
98.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,815,754	104,548,673	103,470,344	5,894,083	1.0	76,838

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	575,655,547	616,500,205
Affiliated issuers	5,894,083	5,894,083
Cash denominated in foreign currency	3,249,528	3,235,876
Dividends and interest receivable		1,601,066
Receivable for investment securities sold		1,469,980
Tax reclaim receivable		1,376,515
Receivable for shares of Beneficial Interest subscribed		649,763
Prepaid expenses		46,742
		630,774,230
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		551,196
Payable for shares of Beneficial Interest redeemed		770,459
Unrealized depreciation on foreign currency transactions		52,829
Trustees fees and expenses payable		14,158
Accrued expenses		62,590
		1,451,232
Net Assets ($)		629,322,998
Composition of Net Assets ($):
Paid-in capital		659,794,611
Total distributable earnings (loss)		(30,471,613)
Net Assets ($)		629,322,998

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	612,506	138,552	16,148,357	612,423,583
Shares Outstanding	45,463	10,330	1,197,979	45,425,539
Net Asset Value Per Share ($)	13.47	13.41	13.48	13.48

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $632,128 foreign taxes withheld at source):
Unaffiliated issuers	6,708,654
Affiliated issuers	76,838
Income from securities lending—Note 1(c)	23,447
Total Income	6,808,939
Expenses:
Investment advisory fee—Note 3(a)	3,250,047
Custodian fees—Note 3(c)	82,935
Professional fees	45,917
Interest expense—Note 2	42,999
Registration fees	36,701
Trustees’ fees and expenses—Note 3(d)	32,849
Shareholder servicing costs—Note 3(c)	10,916
Loan commitment fees—Note 2	7,198
Prospectus and shareholders’ reports	6,031
Distribution fees—Note 3(b)	486
Miscellaneous	27,715
Total Expenses	3,543,794
Less—reduction in expenses due to undertaking—Note 3(a)	(4,032)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,380)
Net Expenses	3,536,382
Investment Income—Net	3,272,557
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(63,864,613)
Net realized gain (loss) on forward foreign currency exchange contracts	227,173
Net Realized Gain (Loss)	(63,637,440)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	61,812,332
Net Realized and Unrealized Gain (Loss) on Investments	(1,825,108)
Net Increase in Net Assets Resulting from Operations	1,447,449

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	3,272,557	9,103,734
Net realized gain (loss) on investments	(63,637,440)	81,855,762
Net unrealized appreciation (depreciation) on investments	61,812,332	(173,797,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,447,449	(82,837,711)
Distributions ($):
Distributions to shareholders:
Class A	(65,972)	(9,446)
Class C	(14,012)	(1,326)
Class I	(1,960,228)	(274,991)
Class Y	(84,912,018)	(16,875,613)
Total Distributions	(86,952,230)	(17,161,376)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	127,309	300,319
Class C	13,886	18,002
Class I	10,378,585	22,335,422
Class Y	88,453,094	132,343,261
Distributions reinvested:
Class A	52,715	7,280
Class C	1,620	-
Class I	1,573,261	216,273
Class Y	34,990,214	4,361,605
Cost of shares redeemed:
Class A	(108,117)	(144,507)
Class I	(15,186,455)	(11,057,702)
Class Y	(256,736,244)	(87,941,715)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(136,440,132)	60,438,238
Total Increase (Decrease) in Net Assets	(221,944,913)	(39,560,849)
Net Assets ($):
Beginning of Period	851,267,911	890,828,760
End of Period	629,322,998	851,267,911

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	9,887	17,539
Shares issued for distributions reinvested	4,502	435
Shares redeemed	(8,379)	(8,582)
Net Increase (Decrease) in Shares Outstanding	6,010	9,392
Class C
Shares sold	1,146	1,046
Shares issued for distributions reinvested	138	-
Net Increase (Decrease) in Shares Outstanding	1,284	1,046
Class Ia
Shares sold	790,467	1,339,132
Shares issued for distributions reinvested	134,353	12,920
Shares redeemed	(1,144,098)	(675,737)
Net Increase (Decrease) in Shares Outstanding	(219,278)	676,315
Class Ya
Shares sold	6,848,967	7,802,722
Shares issued for distributions reinvested	2,988,063	260,706
Shares redeemed	(20,209,617)	(5,236,396)
Net Increase (Decrease) in Shares Outstanding	(10,372,587)	2,827,032

[a]During the period ended April 30, 2019, 1,215 Class Y shares representing $16,135 were exchanged for 1,215 Class I shares, 1,710 Class A shares representing $22,707 were exchanged for 1,709 Class I shares. During the period ended October 31, 2018, 645,527 Class Y shares representing $10,882,023 were exchanged for 645,492 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.81	16.51	13.12	13.26	12.50
Investment Operations:
Investment income—net[b]	.05	.12	.12	.09	.11
Net realized and unrealized gain (loss) on investments	.27	(1.56)	3.46	(.16)	.65[c]
Total from Investment Operations	.32	(1.44)	3.58	(.07)	.76
Distributions:
Dividends from investment income―net	(.19)	(.25)	(.19)	(.07)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.66)	(.26)	(.19)	(.07)	–
Net asset value, end of period	13.47	14.81	16.51	13.12	13.26
Total Return (%)[d]	3.83[e]	(8.90)	27.74	(.54)	6.08[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59[f]	1.47	1.41	1.44	1.71[f]
Ratio of net expenses to average net assets	1.40[f]	1.40	1.40	1.40	1.40[f]
Ratio of net investment income to average net assets	.77[f]	.69	.84	.71	1.15[f]
Portfolio Turnover Rate	42.54[e]	71.34	88.11	117.57	97.46[e]
Net Assets, end of period ($ x 1,000)	613	584	496	561	621

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.68	16.39	13.02	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	.00[c]	(.01)	.01	(.00)[c]	.02
Net realized and unrealized gain (loss) on investments	.28	(1.53)	3.46	(.16)	.66[d]
Total from Investment Operations	.28	(1.54)	3.47	(.16)	.68
Distributions:
Dividends from investment income―net	(.08)	(.16)	(.10)	–	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.55)	(.17)	(.10)	–	–
Net asset value, end of period	13.41	14.68	16.39	13.02	13.18
Total Return (%)[e]	3.45[f]	(9.54)	26.88	(1.21)	5.44[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29[g]	2.15	2.09	2.12	2.88[g]
Ratio of net expenses to average net assets	2.15[g]	2.10	2.09	2.12	2.15[g]
Ratio of net investment income (loss) to average net assets	.02[g]	(.03)	.07	(.02)	.23[g]
Portfolio Turnover Rate	42.54[f]	71.34	88.11	117.57	97.46[f]
Net Assets, end of period ($ x 1,000)	139	133	131	104	105

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

e Exclusive of sales charge.

f Not annualized.

g Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.86	16.57	13.16	13.28	12.50
Investment Operations:
Investment income—net[b]	.06	.16	.13	.15	.12
Net realized and unrealized gain (loss) on investments	.27	(1.55)	3.51	(.18)	.66[c]
Total from Investment Operations	.33	(1.39)	3.64	(.03)	.78
Distributions:
Dividends from investment income―net	(.24)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.71)	(.32)	(.23)	(.09)	–
Net asset value, end of period	13.48	14.86	16.57	13.16	13.28
Total Return (%)	3.97[d]	(8.64)	28.15	(.23)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[e]	1.10	1.12	1.12	1.26[e]
Ratio of net expenses to average net assets	1.15[e]	1.09	1.12	1.12	1.15[e]
Ratio of net investment income to average net assets	.97[e]	.97	.91	1.16	1.32[e]
Portfolio Turnover Rate	42.54[d]	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	16,148	21,064	12,280	2,952	3,086

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.87	16.57	13.17	13.28	12.50
Investment Operations:
Investment income—net[b]	.07	.16	.16	.14	.12
Net realized and unrealized gain (loss) on investments	.26	(1.54)	3.47	(.16)	.66[c]
Total from Investment Operations	.33	(1.38)	3.63	(.02)	.78
Distributions:
Dividends from investment income―net	(.25)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	(1.47)	(.01)	–	–	–
Total Distributions	(1.72)	(.32)	(.23)	(.09)	–
Net asset value, end of period	13.48	14.87	16.57	13.17	13.28
Total Return (%)	3.93[d]	(8.56)	28.10	(.16)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[e]	1.07	1.07	1.09	1.22[e]
Ratio of net expenses to average net assets	1.09[e]	1.07	1.07	1.09	1.15[e]
Ratio of net investment income to average net assets	1.01[e]	.96	1.08	1.07	1.30[e]
Portfolio Turnover Rate	42.54[d]	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	612,424	829,486	877,921	745,636	764,708

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation (the “Subadviser”), Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus International Small Cap Fund to BNY Mellon International Small Cap Fund, and the Company changed its name from Dreyfus Stock Funds to BNY Mellon Stock Funds. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	604,944,228	-	-	604,944,228
Equity Securities - Preferred Stocks	5,597,703	-	-	5,597,703
Exchange-Traded Funds	5,801,882	-	-	5,801,882
Investment Companies	5,894,083	-	-	5,894,083
Rights		156,392†	-	156,392

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $16,799,109 and long-term capital gains $362,267. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $2,594,500 with a related weighted average annualized interest rate of 3.34%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $4,032 during the period ended April 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2019, the Distributor retained $14 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $486 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $733 and $162, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $2,165 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2019, the fund was charged $82,935 pursuant to the custody agreement. These fees were offset by earnings credits of $3,380.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Investment advisory fees $517,596, Distribution Plan fees $86, Shareholder Services Plan fees $154, custodian fees $27,000, Chief Compliance Officer fees $5,660 and transfer agency fees $700.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2019, amounted to $277,702,896 and $494,795,033, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Forward contracts	727,215

At April 30, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $40,844,658, consisting of 88,312,928 gross unrealized appreciation and $47,468,270 gross unrealized depreciation.

At April 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) (formerly known as BNY Mellon Asset Management North America Corporation), provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from the Adviser representatives regarding the nature, extent, and quality of the services provided to funds in the Adviser’s fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Adviser’s fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Adviser’s representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group median and below the Performance Universe median for all periods shown. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in one of the two calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were approximately equal to the Expense Group median and below the Expense Universe median.

The Adviser’s representatives stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets.

The Adviser’s representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. The Adviser’s representatives reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the Adviser’s fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Adviser’s fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. The Adviser representatives also stated that, as a result of shared and allocated costs among funds in the Adviser’s fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and Subadviser are adequate and appropriate.

• The Board expressed some concerns about the fund’s relative performance, but noted the fund’s relatively short period of operations.

• The Board concluded that the fees paid to the Adviser and Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and Subadviser, of the Adviser and Subadviser and the services provided to the fund by the Adviser and Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for the other Adviser’s funds that the Board oversees, during which lengthy discussions took place between the Board and the Adviser’s representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for the other Adviser’s funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

NOTES

For More Information

BNY Mellon International Small Cap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DYAPX Class C: DYCPX Class I: DYIPX Class Y: DYYPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4006SA0419

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)